FOR IMMEDIATE RELEASE For More Information:
Claire S. Bean, Chief Financial Officer & C.O.O.
Northeast Bank, 500 Canal Street, Lewiston, ME 04240
207-786-3245ext. 6202
www.northeastbank.com
Or
Chris Delamater, VP Marketing Director
Northeast Bank, 500 Canal Street, Lewiston, ME 04240
207-786-3245 ext. 3548
www.northeastbank.com

Northeast Bancorp Reports Third Quarter Results, Declares Dividend

Lewiston, MAINE (May 5, 2011) -- Northeast Bancorp (“Northeast” or the “Company”) (NASDAQ: NBN), a Maine-based full-service financial services company and parent of Northeast Bank (www.northeastbank.com), today reported net income of $156,000 or $0.02 per common share for the quarter ended March 31, 2011. For the 93-day period ended March 31, 2011, the Company earned $11.9 million or $3.33 per common share, results that included a $15.2 million bargain purchase gain and $3.2 million of transaction costs related to the merger of Northeast and FHB Formation LLC (“FHB”), which was consummated on December 29, 2010, and contributed approximately $16.2 million of new capital to the Company.

The Board of Directors has declared a cash dividend of $0.09 per share, payable on May 31, 2011 to shareholders of record as of May 17, 2011.

“Over the past three months, we’ve invested in positioning Northeast for future growth by substantially growing core deposits in our markets, while reducing loans outstanding and short-term borrowed funds,” said Richard Wayne, President and Chief Executive Officer of Northeast Bancorp. “Building upon Northeast’s solid community banking franchise, these investments will enable us to develop a Loan Acquisition and Servicing Group and an Online Deposit Program, both of which will create jobs and contribute to our success in the months ahead.”

Total assets as of March 31, 2011 were $607.4 million, a decrease of approximately 2.4%, or $15.2 million, compared to total assets of $622.6 million as of June 30, 2010. The principal components of the change in the balance sheet over that 9-month period were as follows:

1.
A $69.3 million, or 17.7%, reduction in loans outstanding, approximately half of which is attributable to loan sales, principally from the Company’s indirect consumer loan portfolio. The remainder of the reduction is the result of net amortization and pay-offs of residential and commercial loans and a $5.9 million decrease in loans held for sale.

2.	A $32.9 million, or 71.4%, reduction in short-term borrowed funds;
3.	A $17.2 million, or 4.5%, net increase in deposits, of which $21.0 million occurred in the current quarter;
4.	A $52.4 million, or 28.4%, increase in cash and securities, the net result of changes in loans and funding sources, and the infusion of new capital in conjunction with the merger.

As a result of the merger with FHB, coupled with the reduction in balance sheet size, the Company’s capital ratios have increased: the tier 1 leverage ratio increased to 10.15% compared to 8.4% at June 30, 2010 and the total risk-based capital ratio increased to 18.5% from 14.1% at June 30, 2010.

Earnings for the quarter ended March 31, 2011 included the effect of a number of non-recurring items, as follows:

1.
A $296,000 positive adjustment to the bargain purchase gain recorded in connection with the accounting for the merger, resulting from final valuations for the Company’s identifiable intangible assets for its insurance division, its fixed assets and its Series A preferred stock and related warrants;

2.	In accordance with the merger agreement, $450,000 of compensation expense, representing retention payments owed to certain Community Bank division employees;
3.	A net loss on the sale of loans (principally indirect consumer loans) of $179,000; and
4.	Merger-related expenses of $132,000.

Non-performing loans (exclusive of the fair value adjustment associated with acquisition accounting) declined 6.1% over the fiscal year to $9.3 million at March 31, 2011 from $9.8 million at March 31, 2010. The quarterly provision for loan losses declined to $49,000 in the current quarter from $628,000 for the quarter ended March 31, 2010, reflecting both the reduction in loan balances outstanding and the fair value adjustments recorded in conjunction with the merger transaction.

About Northeast Bancorp
Northeast Bancorp (NASDAQ: NBN) is the holding company for Northeast Bank, a full service community bank headquartered in Lewiston, Maine. Northeast Bank, together with its wholly owned subsidiary Northeast Bank Insurance Group, Inc., derives its income from a combination of traditional banking services and non-traditional financial products and services, including insurance and investments. Northeast Bank operates ten traditional bank branches, ten insurance offices, three investment centers and a loan production office that serve seven counties in Maine and two in New Hampshire. Information regarding Northeast Bank can be found on its website at www.northeastbank.com or by contacting 1-800-284-5989.
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Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors.  You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this release and we do not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

IMPORTANT NOTE: Securities and Advisory Services offered through Commonwealth Financial Network, Member FINRA, SIPC, and a Registered Investment Advisor. Securities are not FDIC insured, not bank obligations or otherwise bank guaranteed and may lose value. Northeast Financial is located at 202 Rte. 1, Suite 206, Falmouth, ME 04105

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
	Successor	Predecessor
	Company (1)	Company (2)
	March 31,	June 30,
	2011	2010
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$3,283	$7,019
Interest-bearing deposits	106,472	13,416
Total cash and cash equivalents	109,755	20,435

Available-for-sale securities, at fair value	127,227	164,188
Loans held-for-sale	8,378	14,254

Loans receivable
Residential real estate	143,172	155,613
Commercial real estate	117,562	121,175
Construction	2,941	5,525
Commercial business	25,490	30,214
Consumer	23,891	69,782
Total loans, gross	313,056	382,309
Less allowance for loan losses	14	5,806
Loans, net	313,042	376,503

Premises and equipment, net	8,079	7,997
Acquired assets, net	753	1,292
Accrued interest receivable	1,375	2,081
Federal Home Loan Bank stock, at cost	4,889	4,889
Federal Reserve Bank stock, at cost	597	597
Intangible assets	13,344	11,371
Bank owned life insurance	13,667	13,286
Other assets	6,268	5,714
Total assets	$607,374	$622,607

Liabilities and Stockholders' Equity
Liabilities:
Deposits
Demand	$45,254	$35,266
Savings and interest checking	90,379	89,024
Money market	52,226	55,556
Brokered time deposits	4,934	4,883
Certificates of deposit	208,571	199,468
Total deposits	401,364	384,197

Federal Home Loan Bank advances	43,974	50,500
Structured repurchase agreements	68,434	65,000
Short-term borrowings	13,226	46,168
Junior subordinated debentures issued to affiliated trusts	7,922	16,496
Capital lease obligation	2,114	2,231
Other borrowings	2,134	2,630
Other liabilities	3,317	4,479
Total liabilities	542,485	571,701

Commitments and contingent liabilities

Stockholders' equity
Preferred stock, $1.00 par value, 1,000,000 shares authorized; 4,227 shares issued and outstanding
at March 31, 2011 and June 30, 2010 liquidation preference of $1,000 per share	4	4
Voting common stock, at stated value, 13,500,000 shares authorized; 3,310,173 and 2,332,832 shares
issued and outstanding at March 31, 2011 and June 30, 2010, respectively	3,310	2,324
Non-voting common stock, at stated value, 1,500,000 shares authorized; 195,351 and 0 shares
issued and outstanding at March 31, 2011 and June 30, 2010, respectively	195	-
Warrants	406	133
Additional paid-in capital	49,535	6,761
Unearned restricted stock award	(172)	-
Retained earnings	11,579	37,338
Accumulated other comprehensive income	32	4,346
Total stockholders' equity	64,889	50,906

Total liabilities and stockholders' equity	$607,374	$622,607

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor		Predecessor
	Company (1)		Company (2)
	Three Months	93 Days	181 Days	Three Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	December 28,	March 31,	March 31,
	2011	2011	2010	2010	2010
Interest and dividend income:
Interest on loans	$5,649	$5,845	$11,210	$5,960	$18,034
Taxable interest on available-for-sale securities	832	872	2,854	1,733	5,171
Tax-exempt interest on available-for-sale securities	71	75	231	121	356
Dividends on available-for-sale securities	7	7	26	19	46
Dividends on Federal Home Loan Bank and Federal Reserve Bank stock	12	13	18	9	27
Other interest and dividend income	33	34	39	2	10
Total interest and dividend income	6,604	6,846	14,378	7,844	23,644

Interest expense:
Deposits	774	816	2,796	1,682	5,507
Federal Home Loan Bank advances	284	299	918	457	1,336
Structured repurchase agreements	249	272	1,392	692	2,172
Short-term borrowings	60	67	376	165	486
Junior subordinated debentures issued to affiliated trusts	174	180	340	182	587
Obligation under capital lease agreements	26	28	55	28	88
Other borrowings	35	35	75	43	156
Total interest expense	1,602	1,697	5,952	3,249	10,332

Net interest and dividend income before provision for loan losses	5,002	5,149	8,426	4,595	13,312

Provision for loan losses	49	49	912	628	1,504
Net interest and dividend income after provision for loan losses	4,953	5,100	7,514	3,967	11,808

Noninterest income:
Fees for other services to customers	310	323	698	350	1,116
Net securities gains	47	47	17	(63)	(20)
Gain on sales of loans	295	344	1,867	141	708
Investment commissions	709	734	1,174	467	1,455
Insurance commissions	1,458	1,495	2,661	1,741	4,705
BOLI income	126	131	250	125	376
Bargain purchase gain	296	15,216	-	-	-
Other income	148	156	330	292	510
Total noninterest income	3,389	18,446	6,997	3,053	8,850

Noninterest expense:
Salaries and employee benefits	4,824	4,991	6,670	3,469	10,392
Occupancy and equipment expense	903	930	1,556	907	2,566
Professional fees	378	387	527	211	797
Data processing fees	326	337	618	300	927
Intangible assets amortization	439	444	344	177	549
Merger expense	132	3,182	94	157	157
Other	1,337	1,455	2,138	1,051	3,052
Total noninterest expense	8,339	11,726	11,947	6,272	18,440

Income before income tax expense	3	11,820	2,564	748	2,218
Income tax (benefit) expense	(153)	(171)	768	217	542

Net income	$156	$11,991	$1,796	$531	$1,676

Net income available to common stockholders	$58	$11,891	$1,677	$470	$1,493

Weighted-average shares outstanding
Basic	3,492,498	3,492,498	2,330,197	2,322,332	2,321,726
Diluted	3,559,873	3,560,278	2,354,385	2,342,153	2,331,227
Earnings per common share:
Basic	$0.02	$3.39	$0.72	$0.20	$0.64
Diluted	$0.02	$3.33	$0.71	$0.20	$0.64

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS AND OTHER DATA
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor		Predecessor
	Company (1)		Company (2)
	Three Months	93 Days	181 Days	Three Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	December 28,	March 31,	March 31,
	2011	2011	2010	2010	2010
Financial Highlights:
Net interest income	$5,002	$5,149	$8,426	$4,595	$13,312
Net income	$156	$11,991	$1,796	$531	$1,676
Weighted average shares outstanding:
Basic	3,492,498	3,492,498	2,330,197	2,322,332	2,321,726
Diluted	3,559,873	3,560,278	2,354,385	2,342,153	2,331,227
Earnings per share:
Basic	$0.02	$3.39	$0.72	$0.20	$0.64
Diluted	$0.02	$3.33	$0.71	$0.20	$0.64
Stockholders' equity - end of period	$64,889			$50,096
Book value per share - end of period	$17.33			$19.74
Tangible book value per share - end of period	$13.52			$14.60

Ratios and Other Information:
Return on average assets	0.10%	7.67%	0.57%	0.35%	0.37%
Return on average equity	0.98%	72.56%	6.94%	4.32%	4.54%
Net interest rate spread (3)	3.48%	3.46%	2.69%	3.11%	2.94%
Net interest margin (4)	3.61%	3.60%	2.91%	3.30%	3.15%
Efficiency ratio (5)	99.38%	50%	77%	82%	83%
Non-interest expense to average total assets	5.52%	7.50%	3.83%	4.15%	4.03%
Average interest-earning assets to average interest-bearing liabilities	111.70%	111.65%	110.66%	108.54%	108.82%

At period end:
Non-performing assets to total assets	1.17%			1.92%
Non-performing loans to total loans	2.03%			2.55%
Allowance for loan losses to total loans	0.00%			1.52%

Equity to total assets	10.68%			8.19%
Tier 1 leverage capital ratio	10.15%			8.39%
Total risk-based capital ratio	18.51%			13.90%

Number of full service branches	10			11
Number of insurance agency offices	10			11
Number of investment and mortgage loan origination offices	6			5

1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on December 29, 2010.

(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Three months ended March 31,
	2011			2010

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Q-T-D Inc.	Rate (1)	Balance	Q-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities	$143,482	$910	2.67%	$166,707	$1,873	4.70%
Loans (2)(3)	357,376	5,649	6.41%	390,503	5,960	6.19%
Bank Regulatory Stock	5,486	12	0.89%	5,486	9	0.67%
Short-term investments (4)	58,683	33	0.23%	8,760	2	0.09%
Total interest-earning assets	565,027	6,604	4.76%	571,456	7,844	5.61%

Total non-interest earning assets	47,471			41,737

Total assets	$612,498			$613,193

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$55,994	$79	0.57%	$48,185	$95	0.80%
Money Market	54,041	70	0.53%	43,930	133	1.23%
Savings	35,638	34	0.39%	31,204	53	0.69%
Time	198,172	591	1.21%	222,694	1,401	2.55%
Total interest-bearing deposits	343,845	774	0.91%	346,013	1,682	1.97%
Short-term borrowings (5)	34,822	60	0.70%	43,530	165	1.54%
Borrowed funds	119,286	594	2.02%	120,451	1,220	4.11%
Junior Subordinated Debentures	7,902	174	8.93%	16,496	182	4.47%
Total interest-earning liabilities	505,855	1,602	1.28%	526,490	3,249	2.50%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	37,379			33,529
Other liabilities	4,447			3,406

Total liabilities	547,681			563,425

Stockholders' equity	64,817			49,768
Total liabilities and stockholders' equity	$612,498			$613,193

Net interest income		$5,002			$4,595

Interest rate spread			3.48%			3.11%
Net yield on interest earning assets (6)			3.61%			3.30%

(1)	Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Nine months ended March 31,
	2011			2010

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Y-T-D Inc.	Rate (1)	Balance	Y-T-D Inc.	Rate
Assets:

Interest earning-assets:
Securities	$155,761	$4,065	3.59%	$162,345	$5,573	4.70%
Loans (2)(3)	375,951	17,055	6.04%	393,138	18,034	6.11%
Bank Regulatory Stock	5,486	31	0.75%	5,486	27	0.66%
Short-term investments (4)	45,930	73	0.21%	8,312	10	0.16%
Total interest-earning assets	583,128	21,224	4.88%	569,281	23,644	5.57%

Total non-interest earning assets	41,166			40,795

Total assets	$624,294			$610,076

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$54,549	$265	0.65%	$47,491	$276	0.77%
Money Market	55,331	285	0.69%	42,099	391	1.24%
Savings	37,413	135	0.48%	26,886	115	0.57%
Time	196,867	2,927	1.98%	229,401	4,725	2.74%
Total interest-bearing deposits	344,160	3,612	1.40%	345,877	5,507	2.12%
Short-term borrowings (5)	47,711	443	1.24%	42,232	486	1.53%
Borrowed funds	119,924	3,074	3.41%	118,529	3,752	4.22%
Junior Subordinated Debentures	13,579	520	5.10%	16,496	587	4.74%
Total interest-earning liabilities	525,374	7,649	1.94%	523,134	10,332	2.63%
Total non-interest bearing liabilities:
Demand deposits and escrow accounts	37,758			34,513
Other liabilities	5,092			3,296

Total liabilities	568,224			560,943

Stockholders' equity	56,070			49,133
Total liabilities and stockholders' equity	$624,294			$610,076

Net interest income		$13,575			$13,312

Interest rate spread			2.94%			2.94%
Net yield on interest earning assets (5)			3.13%			3.15%

(1)	Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(2)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(3)	Includes Loans Held-for-Sale.
(4)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(5)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(6)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.